Harding, Loevner Funds, Inc. (the “Fund”)

Supplement dated June 30, 2011, to the

Summary Prospectuses, dated December 31, 2010, for the

International Equity Portfolio (Institutional and Investor Class)

International Small Companies Portfolio (Investor Class)

Emerging Markets Portfolio

Institutional Emerging Markets Portfolio

Effective June 30, 2011, the following adjustments were made within the portfolio management teams of the Fund: Ferrill Roll, CFA, and Alexander Walsh, CFA, were named lead portfolio managers of the International Equity Portfolio; Jafar Rizvi, CFA, joined the portfolio management team of the International Small Companies Portfolio; and Craig Shaw, CFA, joined G. “Rusty” Johnson, CFA, as lead portfolio manager of the Emerging Markets Portfolio and Institutional Emerging Markets Portfolios. Accordingly, the changes below have been made to the Summary Prospectuses for the Institutional and Investor Classes of the International Equity Portfolio, the Investor Class of the International Small Companies Portfolio, the Emerging Markets Portfolio and the Institutional Emerging Markets Portfolio.

The fifth sentence of the legend appearing on the first page of the Summary Prospectus for the International Equity Portfolio, Emerging Markets Portfolio and International Small Companies is replaced with the following:

“The current prospectus and statement of additional information, dated December 31, 2010, as supplemented and amended, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.”

The information that appears after the caption “Portfolio Managers” on page 3 of the respective Summary Prospectuses listed below is replaced with the following:

International Equity Portfolio:

Alexander T. Walsh, Ferrill Roll and Peter J. Baughan serve as the portfolio managers of the International Equity Portfolio. Mr. Walsh has held his position since January 2001. Messrs. Roll and Baughan have held their positions since October 2004. Messrs. Roll and Walsh are the lead portfolio managers.

International Small Companies Portfolio:

Robert Cresci, Josephine Lewis and Jafar Rizvi serve as the portfolio managers of the International Small Companies Portfolio. Mr. Cresci has held his position since the Portfolio’s inception in March 2007, Ms. Lewis has held her position since December 2007 and Mr. Rizvi has held his position since June 2011. Mr. Cresci is the lead portfolio manager.

Emerging Markets Portfolio:

G. “Rusty” Johnson, Simon Hallett and Craig Shaw serve as the portfolio managers of the Emerging Markets Portfolio. Messrs. Johnson and Hallett have held their positions since the Portfolio’s inception in October 2005. Mr. Shaw has served since December 2006. Messrs. Johnson and Shaw are the lead portfolio managers.

Institutional Emerging Markets Portfolio:

G. “Rusty” Johnson, Simon Hallett and Craig Shaw serve as the portfolio managers of the Institutional Emerging Markets Portfolio. Messrs. Johnson and Hallett have held their positions since the Portfolio’s inception in October 2005. Mr. Shaw has served since December 2006. Messrs. Johnson and Shaw are the lead portfolio managers.